EXHIBIT (J)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 29, 2008, relating to the financial statements and financial highlights which appears in the February 29, 2008 Annual Reports to Shareholders of GMO Tobacco-Free Core Fund, GMO U.S. Quality Equity Fund, GMO Real Estate Fund, GMO Tax-Managed U.S. Equities Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund, GMO Short-Duration Collateral Share Fund, GMO Inflation Indexed Plus Bond Fund, GMO International Intrinsic Value Fund, GMO Global Growth Fund, GMO Developed World Stock Fund, GMO Currency Hedged International Equity Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund, GMO Emerging Markets Opportunities Fund, GMO Tax-Managed International Equities Fund, GMO U.S. Equity Allocation Fund, GMO International Equity Allocation Fund, GMO Global Equity Allocation Fund (formerly known as GMO Global (U.S.+) Equity Allocation Fund), GMO World Opportunities Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Strategic Opportunities Allocation Fund, GMO Benchmark-Free Allocation Fund, GMO Alpha Only Fund, GMO U.S. Core Equity Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Growth Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO International Core Equity Fund, GMO Strategic Fixed Income Fund, GMO International Opportunities Equity Allocation Fund and GMO International Growth Equity Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, in the Prospectus of GMO Trust and under the heading “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” in the Statement of Additional Information for GMO Trust, which constitute part of the Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 29, 2008, relating to the financial statements and financial highlights which appears in the February 29, 2008 Annual Reports to Shareholders of GMO International Intrinsic Value Fund, GMO Foreign Fund, GMO Emerging Countries Fund, GMO U.S. Core Equity Fund, and GMO U.S. Growth Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, in the Prospectus of GMO Trust Class M Shares and under the heading “Investment Advisory and Other Services - Independent Registered Public Accounting Firm” in the Statement of Additional Information of GMO Trust Class M Shares, which constitute part of such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2008

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